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                                                                   EXHIBIT 10.73

                             FORBEARANCE AGREEMENT

                                    PARTIES:

     This Forbearance Agreement (this "Agreement") is entered into effective as of September 13, 2000, by and among Bollinger Industries, Inc., a Delaware corporation ("Bollinger"), Bollinger Industries, L.P., a Texas limited partnership ("Bollinger LP"), and NBF, Inc., a Georgia corporation ("NBF" and, together with Bollinger and Bollinger LP, the "Borrower"), and Foothill Capital Corporation, a California corporation ("Lender").

                                  REFERENCES:

     Reference is made to the following items.

     a.   The Amended and Restated Loan and Security Agreement, dated May
          14, 1998, by and among Lender and Bollinger, Bollinger LP and NBF, as amended by that certain Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated June 29, 1999, between Lender and Borrower and that certain Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated June 13, 2000, by and between Borrower and Lender (as so amended, the "Loan Agreement").

     b. All certificates, instruments, guaranties, financing statements and other documents executed in connection with, or as security for, the indebtedness and other obligations evidenced by, or extended pursuant to the terms of, the Loan Agreement (together with any and all further renewals, extensions, amendments, modifications or restatements thereto, the "Loan Documents").

     c. Capitalized terms used, and not otherwise defined in this Agreement, shall have the meanings assigned to such terms in the Loan Agreement.

                                   RECITALS:

     a. Events of Default have occurred under each of the Loan Documents by reason of the following facts:

     (1) Pursuant to Section 2.3 of the Loan Agreement, the Borrower is required to pay to Lender the amount of any Overadvance, which payment is to be applied or held by Lender as collateral for the Obligations of Borrower in accordance with Section 2.3 of the Loan Agreement. As the date hereof, an Overadvance in the amount of $547,162 exists and the Borrower has not paid such amount to Lender as required by the Loan Agreement. The Borrower has received notice of such Overadvance from Lender and informed Lender that the Borrower is unable to comply with the

FORBEARANCE AGREEMENT--Page 1
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          requirements of the Loan Agreement and will be unable to comply with such requirements during the term of this Agreement; and

     (2) The Tangible Net Worth of the Borrower is ($3,300,644) as of the most recent fiscal quarter end, which Tangible Net Worth is less than the Tangible Net Worth required to be maintained by the Borrower pursuant to Section 6.12(c) of the Loan Agreement.

     b. As of the date hereof, the defaults identified in Recital a remain uncured.

     c. Borrower has requested that Lender forbear temporarily from demand immediate payment in full of the Obligations and that Lender forbear temporarily from exercising Lender's other rights under the Loan Agreement as a result of the continuance of the Events of Default described in Recital a preceding.

     d. Lender has agreed to forebear until October 16, 2000, as requested above by Borrower, subject to the Borrower's strict compliance with the terms and conditions of this Agreement.

                                ACKNOWLEDGEMENT:

     Borrower hereby acknowledges and agrees to the accuracy of all Recitals included in this Agreement, including (without limitation) the continuance of the described Events of Default, the existence and magnitude of the Overadvance and the Tangible Net Worth of the Borrower as of the most recent fiscal quarter end.

                                  AGREEMENTS:

     Now, therefore, in consideration of the premises stated above and other good and valuable consideration, the receipt and adequacy of which are acknowledged and confessed hereby, the parties agree as follows:

     1. Present Balance. As of the date hereof, the outstanding principal balance of the Obligations owing by the Borrower to Lender under the Loan Agreement is $8,209,713 (exclusive of interest, cost, fees, and expenses of Lender).

     2. Daily Payments. The Borrower shall make a daily cash payment to Lender in an amount such that the Overadvance (as the same may be increased for additional availability reserves or reduced advance rates in accordance with the Loan Agreement) under the Loan Agreement as of each day from the date of this Agreement through October 16, 2000, shall be equal to the lesser of (a) $500,000 or (b) the amount of the Overadvance specified for such day on Exhibit A attached hereto. Each such payment to be made in accordance with the procedures set forth in the Loan Agreement.




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         3.    Delivery of Cash Reports, Supporting Documentation and Other
Collateral Information. Borrower covenants and agrees that, so long as Lender has any obligation under this Agreement, Borrower will deliver to Lender each of the following items each Business Day, as soon as practicable and in any event before 1:30 pm (Atlanta, Georgia time): (a) a daily cash report, detailing the Borrower's cash receipts and payments received or made, as applicable, on the immediately preceding Business Day and calendar week; (b) documentation supporting each cash report delivered pursuant to clause (a) preceding, including a detailed check register showing all checks or drafts written and wires disbursed for the immediately preceding Business Day; (c) a schedule of Accounts, sales made, credits issued, and cash received by the Borrower, in each case for the immediately preceding Business Day; and (d) a perpetual inventory report.

         4. Forbearance to October 16, 2000. Subject to the terms and conditions set forth in this Agreement and expressly conditioned upon the timely satisfaction and fulfillment of each of the conditions precedent set forth in Section 5 below, Lender agrees to forbear from demanding payment in full of the Obligations under the Loan Agreement and to forbear from exercising Lender's rights under the Loan Agreement for a period beginning on the date of this Agreement and ending at 5:00 p.m., October 16, 2000; provided, however, nothing in this Agreement shall require that Lender make an additional Revolving Advances or other loans to, or for the account of Borrower, during such forbearance period.

         5. Conditions Precedent. The following are conditions precedent to Lender's agreement as set forth in Section 4, above, and each such condition precedent shall remain true and correct at all times:

               a. The Borrower, each Corporate Guarantor and each Individual Guarantor shall have executed and delivered this Agreement to Lender not later than 5:00 p.m., October 3, 2000;

               b. The Borrower shall deliver to Lender resolutions authorizing the execution, delivery and performance of this Agreement and otherwise finding that the transactions contemplated hereby are in the best interests of Borrower and authorizing and directing the officers of the Borrower to take appropriate action;

               c. Borrower shall not have breached any of the terms, conditions, representations, warranties, covenants or agreements of Borrower under this Agreement;

               d. No Event of Default under any Loan Document shall have occurred and be continuing, unless such default has been specifically identified and acknowledged by the Borrower pursuant to the Agreement, and no circumstance shall exist that with the giving of notice or the passage of time, or both, would result in an Event of Default shall have occurred and be continuing; and

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          e.   Borrower shall pay to Lender a forbearance fee in the amount of
     $50,000, together with all fees and expenses incurred in connection with the preparation and negotiation of this Agreement.

     6.   Representations and Warranties.    Borrower hereby represents and
warrants to Lender as follows (each of which representations and warranties shall continue to be true throughout the term of this Agreement):

          a. Borrower has the power and authority to execute and deliver this Agreement and each of the other documents and instruments to which it is a party and to consummate the transactions and perform its obligations contemplated hereby and thereby.

          b. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary actions of Borrower. This Agreement constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms. The signatory below is an authorized signatory of Borrower, whose signature will bind Borrower.

          c.   The consummation of the transactions contemplated hereby will not
     (i) violate any provision of the organizational documents or governing instruments of Borrower, (ii) violate any judgment, order, ruling, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, Borrower, or (iii) constitute a violation by Borrower of any law or regulation of any jurisdiction applicable to Borrower.

          d. This Agreement was reviewed by Borrower and its authorized officer, each of whom acknowledges and agrees that he (i) understands fully the terms of this Agreement and the consequences of the issuance hereof,
     (ii) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other persons as he may wish, and (iii) has entered into this Agreement of its own free will and accord and without threat or duress.

          e. This Agreement and all information furnished to Lender is made and furnished in good faith, for value and valuable consideration, and has not been made or induced by any fraud, duress or undue influence exercised by Lender or any other person.

     7. Misrepresentation. Borrower shall indemnify and hold Lender harmless from and against any losses, damages, costs and expenses (including attorneys' fees) incurred by Lender as a direct or indirect result of (a) breach of any representation or warranty contained in this Agreement, or (b) any breach or default under any of the covenants or agreements contained in this Agreement.

     8.   Acknowledgments and Agreements.    Borrower hereby agrees and
acknowledges as follows: (a) Borrower is well and truly indebted to Lender pursuant to the terms of the Loan Documents; (b) Borrower shall observe, comply with and perform all of the obligations, terms and

FORBEARANCE AGREEMENT -- Page 4

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conditions under or in connection with the Loan Documents; and (c) each statement set forth under the caption "Recitals" in this Agreement is true and correct in all respects as of the date hereof.

     9. Ratification of Liens and Security Interests. Borrower hereby acknowledges and agrees that the liens and security interests granted pursuant to the Loan Documents are valid and subsisting liens and security interests and are superior to all liens and security interests in the Collateral (as defined in the Loan Agreement), except as expressly permitted by the Loan Agreement.

     10. Full Force and Effect. Except as otherwise expressly modified hereby, all terms and provisions of the Loan Documents hereby are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

     11. Consequences of Failure to Comply with this Agreement. If all of the covenants and conditions of the Borrower set forth in this Agreement are not satisfied and fulfilled in a timely manner (including the continued satisfaction of each Condition Precedent set forth at Section 5 of this Agreement at all times), then the forbearance referred to in Section 4 of this Agreement is void ab initio and shall be of no force or effect; and the parties shall be relegated to the respective positions they occupied prior to the execution of this Agreement, except to the extent expressly modified by this Agreement. Borrower hereby acknowledges and agrees that the defaults identified in Recital a of this Agreement are "Events of Default" under the Loan Agreement, and, upon Borrower's failure to timely comply with any term or provision of this Agreement: (a) the forbearance provided herein shall be terminated without further act or deed as described above; (b) Lender may at its discretion and without prior notice to Borrower declare any or all of the indebtedness evidenced by the Loan Agreement to be immediately due and payable, and shall have and may exercise any one or more of the rights and remedies specified in the Loan Documents.

     12. No Waiver. Borrower agrees that nothing contained in this Agreement shall affect or impair the validity or priority of the liens and security interests under any of the Loan Documents.

     13. No Counterclaims. Borrower declares that Borrower does not have any set-off, counterclaim, defense or other causes of action (together, the "Counterclaims") against Lender arising out of the transactions evidenced by this Agreement or the other Loan Documents, any transactions that were renewed or extended by the Loan Documents, or any other transaction with Lender. To the extent any Counterclaims may exist, whether known or unknown, such are waived and released hereby by Borrower.

     14. Hold Harmless. Borrower agrees to indemnify and hold Lender harmless from any and all Counterclaims that Borrower or any other person or entity claiming by, through, or under Borrower may at any time assert Lender. This indemnification shall survive the execution and delivery of this Agreement, and the payment by Borrower of all sums due hereunder.



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     15. Costs and Expenses. Borrower agrees to pay to Lender all attorneys'
fees and expenses of Lender's counsel, filing and recording fees and other reasonable expenses incurred by Lender in connection with this Agreement and the transactions contemplated hereby.

     16. No Commitment. Borrower agrees that Lender has made no commitment or other agreement regarding the Loan documents, except as expressly set forth in this Agreement. Specifically, Lender has not waived any Event of Default and, unless such Event of Default shall be otherwise cured or waived by Lender, such Events of Default shall continue. The Borrower warrants and represents that Borrower will not rely on any waiver, further agreement to forbear or other agreement on the part of Lender unless such commitment or agreement is in writing and signed by Lender.

     17. Survival. All representations, warranties, covenants and agreements of the parties made in this Agreement shall survive the execution and delivery hereof, until such time as all of the obligations of the parties hereto shall have lapsed in accordance with their respective terms or shall have been discharged in full.

     18. Successors and Assigns. This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

     19. Modifications. No delay on the part of Lender in exercising any rights, power or privilege hereunder, shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege hereunder operate as a waiver of any right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege hereunder. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have a law or in equity. No waiver or modification, discharge or amendment of this Agreement will be valid in the absence of the written and signed consent of the party against which enforcement of such is sought.

     20. Waivers. From and after failure to comply with the terms of this Agreement and with respect to each Loan Document, Borrower hereby (i) waives presentment, demand, protest and notice of protest, notice of dishonor, notice of intention to accelerate, notice of acceleration, and all other notices other than as expressly provided in this Agreement, (ii) agrees that no extension or indulgence to the undersigned or release or non-enforcement of any security, whether with or without notice, shall affect the obligations of any accommodation party, guarantor or endorser, and (iii) agrees to reimburse Lender for any and all costs and expenses incurred in collecting or attempting to collect any and all principal and interest under the Loan Documents (including but not limited to, court costs and attorney fees, whether in-house or outside counsel is used and whether such costs and expenses are incurred in formal or informal collection actions, federal Bankruptcy proceedings, appellate proceedings, probate proceedings, or otherwise).


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         21.  Entire Agreement.  This Agreement, together with the other documents and instruments referenced herein, contains the entire agreement between the parties relating to the transaction contemplated hereby. All prior or contemporaneous agreements, understandings, representations and statements, whether written or oral, are merged herein.

         22. Governing Law. This Agreement shall be construed in accordance with the applicable laws of the State of California and applicable federal law. In the event of a dispute involving this Agreement or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Los Angeles County, California.

         23. Counterparts; Facsimile Signature. This Agreement may be executed in one or more counterparts, all of which when taken together shall be deemed to be one original. Any counterpart of this Agreement may be executed by facsimile and such facsimile shall have the force and effect of an original signature for all purposes.

         24. Time of Essence. The parties to this Agreement have agreed specifically with regard to the times for performance set forth in this Agreement. Further, the parties to this Agreement acknowledge that the agreements with regard to the times for performance are material to this Agreement. Therefore, the parties agree and acknowledge that time is of the essence to this Agreement.

         25. RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE SUMS DUE HEREUNDER OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER OR ITS AFFILIATES, OR ANY OF ITS DIRECTORS OFFICERS, AGENTS, EMPLOYEES OR ATTORNEYS. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, AND ITS AFFILIATES, AND EACH OF ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OBLIGATION OF BORROWER UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS,

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THE EXERCISE OF ANY RIGHTS AND REMEDIES THEREUNDER, AND NEGOTIATION FOR AND
EXECUTION OF THIS AGREEMENT. BORROWER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDER, ITS AFFILIATES, AND ITS SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING OUT OF OR RELATED TO LENDER'S ACTIONS, OMISSIONS, STATEMENT, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTION OR ATTEMPTING TO COLLECT THE INDEBTEDNESS OF BORROWER TO LENDER, WHICH INDEBTEDNESS WAS EVIDENCED BY THE LOAN DOCUMENTS.

         26. Financial Accommodation Contract. This Agreement is a contract for financial accommodations, as contemplated under 11 U.S.C. Section 365(c), and such, may not be assumed by Borrower or Guarantors from and after the filing of any bankruptcy petition.


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FOOTHILL CAPITAL CORPORATION            BOLLINGER INDUSTRIES, L.P.

                                        By: Bollinger Operating Corp., its
                                              General Partner


By: /s/ RENEE D. LEFEBURE                     By: /s/ G. BOLLINGER
    ------------------------                      --------------------------
Name: Renee D. Lefebure                       Name: Glenn D. Bollinger
Title: Vice President                         Title: Chief Executive Officer



                                        BOLLINGER INDUSTRIES, INC.

                                        By: /s/ G. BOLLINGER
                                           ---------------------------
                                        Name: Glenn D. Bollinger
                                        Title: Chief Executive Officer

                                        NBF, INC.

                                        By: /s/ G. BOLLINGER
                                            --------------------------
                                        Name: Glenn D. Bollinger
                                        Title: Chief Executive Officer














FORBEARANCE AGREEMENT--Signature Page
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                        REAFFIRMATION OF GUARANTORS

By its acceptance below this 3rd day of October, 2000, the undersigned Corporate Guarantor hereby reaffirms its Continuing Guaranty and Security Agreement dated May 14, 1998 and consents to the above-stated terms.

                                    BOLLINGER OPERATING CORP.,
                                    a Nevada corporation


                                    By: /s/ BOBBY D. BOLLINGER
                                       -----------------------------------
                                    Name:  Bobby D. Bollinger
                                    Title:
                                          --------------------------------


By its acceptance below this 3rd day of October, 2000, the undersigned Corporate Guarantor hereby reaffirms its Continuing Guaranty and Security Agreement dated May 14, 1998 and consents to the above-stated terms.

                                    BOLLINGER HOLDING CORP.,
                                    a Delaware corporation


                                    By: /s/ BOBBY D. BOLLINGER
                                       -----------------------------------
                                    Name:  Bobby D. Bollinger
                                    Title:
                                          --------------------------------


By its acceptance below this 3rd day of October, 2000, the undersigned Corporate Guarantor hereby reaffirms its Continuing Guaranty and Security Agreement dated May 14, 1998 and consents to the above-stated terms.

                                    C.G. PRODUCTS, INC.,
                                    a California corporation


                                    By: /s/ GLENN D. BOLLINGER
                                       -----------------------------------
                                    Name:  Glenn D. Bollinger
                                    Title: Vice President



FORBEARANCE AGREEMENT--Signature Page

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By his acceptance below this 3rd day of October, 2000, the undersigned
Individual Guarantor hereby reaffirms his Amended and Restated Limited Continuing Guaranty dated May 14, 1998, and consents to the above-stated terms.



                                    /s/ GLENN D. BOLLINGER
                                    ---------------------------------
                                    Glenn D. Bollinger, an individual



By his acceptance below this 3rd day of October, 2000, the undersigned Individual Guarantor hereby reaffirms his Amended and Restated Guaranty dated May 14, 1998, and consents to the above-stated terms.



                                    /s/ BOBBY D. BOLLINGER
                                    ---------------------------------
                                    Bobby D. Bollinger, an individual



EXHIBIT A--DAILY CASH FLOW BUDGET









FORBEARANCE AGREEMENT--Signature Page